UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2017

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Kforce Inc.
(Exact name of registrant as specified in its charter)

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Florida	000-26058	59-3264661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 East Palm Avenue, Tampa, Florida 33605
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 552-5000

N/A
(Former name or former address, if changed since last report)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
On April 18, 2017, Kforce Inc. held its Annual Meeting of Shareholders. As of the record date of February 24, 2017, 26,810,172 shares of Kforce’s Common Stock were outstanding and entitled to vote. Of this amount, 24,272,821 shares, representing 90.54% of the total number of shares outstanding and entitled to vote, were represented in person or by proxy constituting a quorum. Set forth below are the voting results from the proposals presented for a shareholder vote at such meeting.
The following table sets forth the votes cast with respect to each of these matters:

MATTER	FOR	WITHHOLD	BROKER NON-VOTES
(1) Elect four Class II directors to hold office for a three-year term expiring in 2020 and one Class III director to hold office for a one-year term expiring in 2018
John N. Allred (Class II)	17,721,595	5,266,767	1,284,459
Richard M. Cocchiaro (Class II)	22,391,838	596,524	1,284,459
Ann E. Dunwoody (Class II)	22,505,144	483,218	1,284,459
A. Gordon Tunstall (Class II)	22,176,385	811,977	1,284,459
Randall A. Mehl (Class III)	22,574,229	414,133	1,284,459

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
(2) Ratify the appointment of Deloitte & Touche LLP as Kforce’s independent registered public accountants for 2017	24,133,421	93,304	46,096	—

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
(3) Advisory vote on Kforce's executive compensation	22,223,106	709,696	55,560	1,284,459

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
(4) Advisory vote regarding the frequency of future advisory votes on executive compensation	19,138,084	32,326	3,721,806	96,146	1,284,459
Kforce has considered the outcome of this advisory vote and has determined, as was recommended with respect to this proposal by our Board of Directors in the proxy statement for the 2017 Annual Meeting, that the Firm will hold future say on pay votes on an annual basis until the occurrence of the next advisory vote on the frequency of say on pay votes. The next advisory vote regarding the frequency of say on pay votes is required to occur no later than the Firm's 2023 Annual Meeting of Shareholders.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
(5) Approve the Kforce Inc. 2017 Stock Incentive Plan	21,437,196	1,492,715	58,451	1,284,459

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC.
(Registrant)

Date: April 21, 2017	By:	/s/ DAVID M. KELLY
David M. Kelly
Senior Vice President, Chief Financial Officer
(Principal Financial Officer)

Date: April 21, 2017	By:	/s/ JEFFREY B. HACKMAN
Jeffrey B. Hackman
Senior Vice President, Finance & Accounting
(Principal Accounting Officer)